UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Acutus Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACUTUS MEDICAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 15, 2023

April 27, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of the Stockholders (the “Annual Meeting”) of Acutus Medical, Inc., a Delaware corporation (“we,” “us,” “Acutus” or the “Company”). The Annual Meeting will be held virtually on June 15, 2023 at 8:00 a.m. (Pacific Time), for the following purposes:

1. To elect the two nominees for Class III director to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the selection of KPMG LLP as the independent registered public accounting firm for Acutus for the fiscal year ending December 31, 2023; and

3. To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”).

The record date for the Annual Meeting is April 17, 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available electronically by request to investors@acutus.com for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting. To access the list during the Annual Meeting, please register to attend at www.proxydocs.com/AFIB and enter the control number provided on your proxy card, voting instruction form or Proxy Availability Notice (as defined below).

The Proxy Statement, form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2022 are being mailed or otherwise distributed to our stockholders on or about April 27, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on

June 15, 2023 at 8:00 a.m. (Pacific Time)

via the internet at www.proxydocs.com/AFIB

The Proxy Statement and annual report to stockholders are available at:

www.proxydocs.com/AFIB.

For ease of attendance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see the Questions and Answers section below. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the internet.

In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, Acutus will make an announcement, issue a press release or post information at www.acutusmedical.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Acutus Investor Relations at 2210 Faraday Ave, Suite 100, Carlsbad, CA 92008 or by email at investors@acutus.com.

By Order of the Board of Directors

Tom Sohn

Senior Vice President, General Counsel & Secretary

Carlsbad, California

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO BE ENTITLED TO VOTE AT THE ANNUAL MEETING.

Acutus Medical, Inc.

2210 Faraday Ave., Suite 100

Carlsbad, CA 92008

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice.

We provided some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are participants in our benefit plans, with paper copies of the proxy materials instead of the Proxy Availability Notice. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically.

We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 27, 2023.

Why are you having a virtual annual meeting?

The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We believe that a virtual meeting will enable expanded access and increased stockholder attendance and participation.

How can I attend the virtual annual meeting?

The Annual Meeting will be held on June 15, 2023 at 8:00 a.m. (Pacific Time) via live video webcast.

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on April 17, 2023, the Record Date, may participate in the virtual Annual Meeting, including voting and asking questions during the Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

In order to attend the Annual Meeting, you must register at www.proxydocs.com/AFIB. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Proxy Availability Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On the day of the Annual Meeting, June 15, 2023, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 8:00 a.m. Pacific Time.

Can I ask questions at the virtual Annual Meeting?

Stockholders of record and beneficial owners of our common stock as of our Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting by registering at www.proxydocs.com/AFIB. In both cases, stockholders must have available their control number provided on their proxy card, voting instruction form or Proxy Availability Notice.

What does it mean if I receive more than one Proxy Availability Notice?

If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Proxy Availability Notice, by mail on or after April 27, 2023.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date of April 17, 2023 will be entitled to vote at the Annual Meeting. On the Record Date, there were 28,995,102 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on April 17, 2023, your shares were registered directly in your name with Acutus’ transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If, on April 17, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

What am I voting on?

There are two matters scheduled for a vote:

•	Election of two Class III directors; and

•

Ratification of the selection by the Board of Directors of the Company (the “Board” or the “Board of Directors”) of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.

What is the Board’s voting recommendation?

The Board recommends that you vote your shares:

•	“For” the election of each of the nominees for director; and

•	“For” the ratification of the selection by the Board of KPMG as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

How do I vote?

Regarding the election of directors, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting depend on whether your shares are registered in your name or are held by a broker, bank or other nominee:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).

By Internet	If you received the notice or a printed copy of the proxy materials, follow the instructions in the notice or on the proxy card. Your vote must be received by 11:59 p.m. (Eastern Time) on June 14, 2023 to be counted.

By Telephone	If you received a printed copy of the proxy materials, follow the instructions on the proxy card. Your vote must be received by 11:59 p.m. (Eastern Time) on June 14, 2023 to be counted.

By Mail	If you received a printed copy of the proxy materials, complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope. If mailed, your completed and signed proxy card must be received by June 14, 2023.

In Person (Virtual)	You may also vote in person virtually by attending the meeting through www.proxydocs.com/AFIB. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your notice or proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from Acutus. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted. To vote at the Annual Meeting, you may be required to obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 17, 2023, the Record Date.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for Class III director and “For” the ratification of KPMG as the Company’s independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, the Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees of the Company will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•

You may send a timely written notice that you are revoking your proxy to Acutus’ Secretary at 2210 Faraday Ave., Suite 100, Carlsbad, CA 92008, which must be received by June 14, 2023; provided, however, if you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to investors@acutus.com.

•	You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.

When are stockholder proposals for inclusion in our Proxy Statement for next year’s annual meeting due?

Stockholders wishing to present proposals for inclusion in our proxy statement for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than December 29, 2023, unless the date of the 2024 Annual Meeting is more than 30 days before or more than 30 days after June 15, 2024, in which case the proposals must be submitted so that they are received by us a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting. Proposals should be sent to our Secretary at 2210 Faraday Ave., Suite 100, Carlsbad, CA 92008.

When are other proposals and stockholder nominations for the 2023 Annual Meeting due?

With respect to proposals and nominations not to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act, our amended and restated bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders.

Stockholders wishing to present nominations for director or proposals for consideration at the 2024 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than February 16, 2024 and not later than March 17, 2024 in order to be considered. In the event that the 2024 Annual Meeting is to be held on a date that is not within 30 days before or 70 days after the one-year anniversary of the Annual Meeting, then a stockholder’s notice must be received by the Secretary no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the tenth day following the day on which we make a public announcement of the date of the 2024 Annual Meeting. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 16, 2024. Stockholders must also comply with all applicable requirements of the Exchange Act (including Rule 14a-19(b)) with respect to the solicitation of proxies in support of director nominees other than the Company’s nominees.

Nominations or proposals should be sent in writing to our Secretary at 2210 Faraday Ave., Suite 100, Carlsbad, CA 92008. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2024 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws may be found in the Corporate Governance section of the Investors section of our website at www.acutusmedical.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold” and broker non-votes for the proposal to elect directors and, with respect to other proposals, votes “For,” votes “Against,” votes to “Abstain” and broker non-votes (if applicable).

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of The Nasdaq Stock Market LLC (“Nasdaq”), which generally apply to all brokers, banks or other nominees, on voting matters characterized by Nasdaq as “routine,” Nasdaq member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

What is the effect of abstentions, votes to withhold and broker non-votes?

Abstentions: Under Delaware law (under which Acutus is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that, except as otherwise required by law, a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm for Acutus.

Votes to Withhold: For Proposal No. 1: Election of Directors, you may vote “For” all or some of the nominees or you may “Withhold” your vote with respect to one or more of the nominees. The two nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. In an uncontested election, “Withhold” votes will not prevent a candidate from getting elected. Notwithstanding the forgoing, if an incumbent director nominee fails to receive a majority of the votes cast in an election, the director shall immediately tender his or her resignation to the Board. The Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken (the “Director Resignation Policy”).

Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” under Nasdaq rules. The only “non-routine” matter on the agenda for the Annual Meeting is Proposal No. 1: Election of Directors.

Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf on that proposal. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted. The proposal to ratify the selection by the Board of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2023 should be considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection by the Board of the Independent Registered Public Accounting Firm for Acutus even if it does not receive instructions from you, so long as it holds your shares in its name.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Election of Directors	Plurality	No
No. 2. Ratification of the Selection by the Board of the Independent Registered Public Accounting Firm for Acutus	Majority Cast	Yes

A “Plurality,” with regard to the election of directors, means that the two nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority Cast,” with regard to the ratification of the selection by the Board of our independent registered public accounting firm, means that a majority of the votes cast on the proposal are voted “For” the proposal.

Accordingly:

•

Proposal No. 1: For the election of directors, the two nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as Class III directors to hold office until the 2026 annual meeting of stockholders. Only votes “For” will affect the outcome. “Withheld” votes and broker non-votes will have no effect on the outcome of Proposal No. 1.

•

Proposal No. 2: To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection by the Board of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes will not be considered votes cast on Proposal No. 2; however, the ratification of the selection by the Board of KPMG is a matter on which a broker, bank or other nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to Proposal No. 2.

None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our amended and restated certificate of incorporation.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were 28,995,102 shares outstanding and entitled to vote. Thus, the holders of at least 14,497,552 shares must be present or represented by proxy at the Annual Meeting to have a quorum. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

If you have any questions or need assistance in voting your shares, please write to Acutus Investor Relations at investors@acutus.com.

JOBS Act Explanatory Note

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies but not to “emerging growth companies,” including, but not limited to:

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;

•

not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board (the “PCAOB”) regarding mandatory audit firm rotation or a supplement to the auditors’ report providing additional information about the audit and the financial statements;

•	reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

We will remain an emerging growth company until the earliest of (i) December 31, 2025; (ii) the last day of the first fiscal year in which our annual gross revenues exceed $1.235 billion, (iii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur at the end of the fiscal year during which the market value of our common stock held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter of such year, or (iv) the date on which we have issued more than $1.0 billion in non-convertible debt during the preceding three-year period. Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected to avail ourselves of this provision of the JOBS Act. As a result, we will not be subject to new or revised accounting standards at the same time as other public companies that are not emerging growth companies. Therefore, our consolidated financial statements may not be comparable to those of companies that comply with new or revised accounting pronouncements as of public company effective dates.

We are also a “smaller reporting company” as defined in the Exchange Act. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies and will be able to take advantage of these scaled disclosures for so long as our voting and non-voting common stock held by non-affiliates is less than $250.0 million measured on the last business day of our second fiscal quarter, or our annual revenue is less than $100.0 million during the most recently completed fiscal year and our voting and non-voting common stock held by non-affiliates is less than $700.0 million measured on the last business day of our second fiscal quarter.

Because we have elected to take advantage of certain reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. No director, nominee for election as director, or executive officer of Acutus has any special interest in any matter to be voted upon other than election to the Board of Directors. However, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Board of Directors is presently comprised of eight members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election. Class I directors consist of David Roman, John Sheridan and Niamh Pellegrini; Class II directors consist of R. Scott Huennekens, Dr. Andrew ElBardissi and Dr. Shaden Marzouk; and Class III directors consist of Jason Garland and Dr. David Bonita.

The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has approved, the nomination of our Class III directors, Jason Garland and Dr. David Bonita, for three-year terms expiring at the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of Mr. Garland and Dr. Bonita is currently a director of the Company. Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Notwithstanding the forgoing, if any of the incumbent director candidates fails to receive a majority of the votes cast in an election, the director shall immediately tender his or her resignation to the Board. The Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken.

Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nominating and Corporate Governance Committee and approved by the Board. We have no reason to believe that any nominee named will be unable to serve if elected.

Nominees for Director and Continuing Directors

The names and ages of the nominees and continuing directors, length of service with the Company and Board committee memberships are set forth in the table below.

Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Nominees
Jason Garland	49	2022	2023	✓	Chair
David Bonita, M.D.	47	2016	2023	✓			Chair
Continuing Directors
R. Scott Huennekens*	58	2019	2025
Shaden Marzouk, M.D.	52	2020	2025	✓	✓		✓
Andrew ElBardissi, M.D.	41	2017	2025	✓		✓	✓
David Roman**	41	2022	2024
John Sheridan	67	2021	2024	✓		Chair
Niamh Pellegrini	56	2021	2024	✓	✓	✓

*	Chairperson of the Board
**	President & CEO of Acutus Medical, Inc.

Board Diversity

In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nominating and Corporate Governance Committee considers the composition of the Board, including the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our Company. Members of our Board self-identify as set forth in the table below:

	Board Diversity Matrix
	(As of April 27, 2023)				(As of April 28, 2022)
Total Number of Directors	8				9
Gender Diversity	Female	Male	Non- Binary	Did Not Disclose	Female	Male	Non- Binary	Did Not Disclose
Directors	2	6	0	0	3	6	0	0
Demographic Background
African American or Black	0	0	0	0	0	0	0	0
Alaskan Native or Native American	0	0	0	0	0	0	0	0
Asian	0	0	0	0	0	0	0	0
Hispanic or Latinx	0	0	0	0	0	0	0	0
White	1	5	0	0	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0	0	0	0	0
Other*	1	1	0	0	1	1	0	0
LGBTQ+	0				0
Did Not Disclose Demographic Background	0				0

*	Directors who identify in the “Other” category self-identify as Arab and Egyptian

Board Biographies

A brief biography of each nominee and each continuing director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to believe that the director should serve on the Board:

Director Nominees

David P. Bonita, M.D. Dr. Bonita has served as a member of our Board of Directors since March 2016. Since February 2020, Dr. Bonita has been a member at OrbiMed Advisors LLC, an investment firm (“OrbiMed”). From June 2004 to February 2020, he has held several other positions at OrbiMed. Dr. Bonita currently serves on the boards of directors of Ikena Oncology, Inc., Prelude Therapeutics, Inc., Repare Therapeutics Inc., and Third Harmonic Bio, Inc., as well as several private companies. Dr. Bonita also previously served on the boards of directors of Clementia Pharmaceuticals Inc., IMARA Inc., SI-BONE, Inc., Tricida, Inc., and ViewRay Inc. Prior to OrbiMed, Dr. Bonita worked as a corporate finance analyst in the healthcare investment banking groups of Morgan Stanley and UBS. He received his B.A. in biology from Harvard University and his joint M.D./M.B.A. from Columbia University.

We believe Dr. Bonita is qualified to serve on our Board of Directors due to his extensive experience as a venture capital investor and as a member of the board of directors of multiple private and public medical technologies companies.

Jason Garland. Mr. Garland has served as a member of our Board of Directors since August 2022. Mr. Garland has served as Executive Vice President & Chief Financial Officer of Integer Holdings Corporation since October 2018. Prior to that, Mr. Garland served as Divisional Vice President & Chief Financial Officer, Global Sales, at Tiffany & Co. from October 2017 to October 2018 and Divisional Vice President & Chief Financial Officer, Diamond & Jewelry Supply, at Tiffany & Co. from July 2015 to October 2017. Prior to Tiffany & Co., since the late-1990s, Mr. Garland served in various financial and accounting roles of increasing responsibility with affiliates of General Electric Company, including with GE Energy Management, GE Aviation Services and GE Oil & Gas Global Services. Mr. Garland received a B.S. in Chemical Engineering from the University of New Hampshire, Durham.

We believe Mr. Garland is qualified to serve on our Board of Directors due to his background as a public company Chief Financial Officer as well as his previous extensive experience in various finance and accounting roles.

Continuing Directors

R. Scott Huennekens. Mr. Huennekens has served as our Chairperson of our Board of Directors since July 2019. Mr. Huennekens also serves as a member of the boards of directors of Envista Holdings Corporation, NuVasive, Inc. and Hyperfine, Inc. and was previously on the board of ViewRay, Inc. and REVA Medical, Inc. Mr. Huennekens was the President, Chief Executive Officer and Chairman of the board for Verb Surgical Inc., an independent start-up company formed by Google and Johnson & Johnson to develop surgical platforms including advanced surgical robotics, from August 2015 to December 2018. Prior to joining Verb Surgical in 2015, Mr. Huennekens was President, Chief Executive Officer and a board member of Volcano Corporation for 13 years. Mr. Huennekens received a B.S. in Business Administration from the University of Southern California and an M.B.A. from Harvard Graduate School of Business.

We believe Mr. Huennekens is qualified to serve on our Board of Directors due to his background as a public company Chief Executive Officer, his extensive public and private company board experience coupled with his leadership of successful medical technology organizations.

Shaden Marzouk, M.D. Dr. Marzouk has served on our Board of Directors since August 2020. Dr. Marzouk is currently the U.S. President of GenesisCare, a position she has held since August 2022. From July 2021 to June 2022, Dr. Marzouk was Chief Executive Officer, Health, of Hudson’s Bay Company. From March 2020 to July 2021, Dr. Marzouk was President and Chief Executive Officer of CareMore Health and Aspire Health, subsidiaries of Anthem, Inc. From September 2018 to February 2020, Dr. Marzouk was Managing Director, Health and Global Health Innovation, of AXA S.A.’s health insurance and health services business in Asia. Prior to AXA, Dr. Marzouk served as Cardinal Health, Inc.’s Medical Segment Chief Medical Officer from November 2016 to August 2018, its Senior Vice President, Clinical Operations from April 2015 to August 2016 and its Vice President, Clinical Operations from February 2012 to April 2015. From September 2016 to October 2016, Dr. Marzouk also briefly served as Chief Medical Officer at Oscar Insurance Corp. Dr. Marzouk previously served in the U.S. Army on active duty from July 2006 to July 2009, where she practiced as a neurosurgeon and served in Iraq as a Major. Dr. Marzouk obtained a B.A. from the Washington University in St. Louis, an M.D. from St. Louis University School of Medicine and an M.B.A. from The Fuqua School of Business at Duke University.

We believe Dr. Marzouk is qualified to serve on our Board of Directors due to her background in leading health technology companies as well as her international experience.

Andrew ElBardissi, M.D. Dr. ElBardissi has served as a member of our Board of Directors since July 2017. Dr. ElBardissi has been a Partner at Deerfield Management Company since 2017. Previously, he served as a Principal at Longitude Capital Management Co., LLC, a private investment firm that focuses on venture growth investments in drug development and medical technology, from January 2014 to January 2017. Prior to that, Dr. ElBardissi served as an Associate in J.P. Morgan Chase & Co.’s Healthcare Investment Banking practice from June 2011 to July 2013. Dr. ElBardissi received a B.S. in biology, (Phi Beta Kappa) from the Schreyer Honors College at the Pennsylvania State University, an M.P.H. in quantitative methods from Harvard University, an M.B.A. from Harvard Business School and an M.D. from the Mayo Clinic College of Medicine.

We believe Dr. ElBardissi’s extensive experience as a venture capital investor and a member of the boards of director of multiple private medical technology companies qualify him to serve on our Board of Directors.

John Sheridan. Mr. Sheridan has served as a member of our Board of Directors since March 2021. Mr. Sheridan has been a member of the executive management team of Tandem Diabetes Care, Inc., a medical device company dedicated to improving the lives of people with diabetes, since April 2013, including as President and Chief Executive Officer since March 2019 and as a member of Tandem’s board of directors since June 2019. Mr. Sheridan previously served as Chief Operating Officer of Rapiscan Systems, Inc., a provider of security equipment and systems, from March 2012 to February 2013, and as Executive Vice President of Research and Development and Operations for Volcano Corporation, a medical technology company, from November 2004 to March 2010. Mr. Sheridan holds a B.S. in Chemistry from the University of West Florida and an M.B.A. from Boston University.

We believe Mr. Sheridan is qualified to serve on our Board of Directors due to his background as a public company Chief Executive Officer and his extensive experience coupled with his leadership of successful medical technology organizations.

Niamh Pellegrini. Ms. Pellegrini has served as a member of our Board of Directors since August 2021. Since July 2019, she has served as the Chief Commercial Officer of Nevro, Inc., a medical device company dedicated to helping patients suffering from chronic pain achieve lasting relief. From September 2018 to June 2019, Ms. Pellegrini served as Vice President of Global Commercial Operations for Abbott Laboratories, and from April 2016 to September 2018, she served as Chief Executive Officer and President at Autonomic Technologies, Inc. Ms. Pellegrini has also held positions in leadership, global business development, strategy and commercial with Thoratec Corporation and Johnson & Johnson. She earned both a B.S. and an M.B.A. from Santa Clara University.

We believe Ms. Pellegrini is qualified to serve on our Board of Directors due to her extensive background in commercial operations as well as her experience in global business development.

David Roman. Mr. Roman has been President and Chief Executive Officer of Acutus since July 2022. Previously, Mr. Roman served as Chief Financial Officer of the Company since March 1, 2021 and as interim Chief Executive Officer since May 13, 2022. Mr. Roman most recently served as Vice President, Strategy and FP&A for Baxter International, Inc., from September 2019 to February 2021, where he was responsible for long-range strategic planning, annual budgeting, and the company’s internal capital allocation (including research and development, sales and marketing, and capital expenditures). Mr. Roman joined Baxter in October 2016 as its Vice President, Strategy, Hospital Products. From March 2017 to September 2019, Mr. Roman served as Baxter’s Vice President, Strategy, Global Business and expanded his responsibilities to lead FP&A in 2019. Previously, Mr. Roman was with Goldman Sachs & Co., Inc. from May 2009 to October 2016, most recently as a managing director, Global Investment Research Division. He covered the medical products industry during his time at Goldman Sachs. Mr. Roman earned a B.A. in French with an Honors Thesis in European Union Expansion & Monetary Policy from the University of Pennsylvania.

We believe Mr. Roman is qualified to serve on our Board of Directors due to his extensive understanding of our business, operations and strategy.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Corporate Governance section of the Investors section of our website at https://ir.acutusmedical.com. Alternatively, you can request a copy of any of these documents free of charge by writing to: Tom Sohn, Senior Vice President, General Counsel & Secretary, c/o Acutus Medical, Inc., 2210 Faraday Ave., Suite 100 Carlsbad, CA 92008. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

Board Composition

Our Board of Directors currently consists of eight members. In accordance with our amended and restated certificate of incorporation and our Bylaws, our directors are divided into three classes serving staggered three-year terms. At each annual meeting of stockholders, our directors will be elected to succeed the class of directors whose terms have expired. Our current directors are divided among the three classes as follows:

•	Class I directors consist of David Roman, John Sheridan and Niamh Pellegrini;

•	Class II directors consist of R. Scott Huennekens, Dr. Shaden Marzouk and Dr. Andrew ElBardissi; and

•	Class III directors consist of Jason Garland and Dr. David Bonita.

Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective terms. Each director’s term continues until the election and qualification of their successor, or their earlier death, resignation or removal.

Director Resignation Policy

In November 2021, we adopted a “Majority Voting” policy as part of our Director Resignation Policy. Under this policy, if an incumbent director nominee fails to receive a majority of the votes cast in an election, the director shall immediately tender his or her resignation to the Board. The Nominating and Corporate Governance Committee of the Board, or such other committee designated by the Board, shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the SEC) its decision regarding the resignation within 90 days following certification of the election results. If the Board accepts a director’s resignation pursuant to this paragraph, or if a nominee for director is not elected and the nominee is not an incumbent director, the remaining members of the Board may fill the resulting vacancy pursuant to the Bylaws of the Company.

Independence of the Board of Directors

The Board has affirmatively determined that all of the nominees and continuing directors, other than Mr. Roman and Mr. Huennekens, are independent directors within the meaning of the applicable Nasdaq listing standards and relevant securities and other laws, rules and regulations regarding the definition of “independent” (the “Independent Directors”). In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions”. There are no family relationships between any director and any of our executive officers.

Board Leadership Structure

The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chairperson of the Board (“Chair”) and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time.

Chairperson & CEO

The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake. Our Board of Directors is currently chaired by Mr. Huennekens. As a general policy, our Board of Directors believes that separation of the positions of Chair of our Board of Directors and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. Roman serves as our President and Chief Executive Officer while Mr. Huennekens serves as the Chair of our Board of Directors but is not an officer. We currently expect and intend the positions of Chair of our Board of Directors and President and Chief Executive Officer to continue to be held by two individuals in the future.

Lead Independent Director

The Board selects one independent director to serve as the Lead Independent Director to further balance the power amongst the Board. Subsequent to the resignation of Jim Hinrichs in August 2022, Mr. Sheridan was appointed as our lead independent director.

Our Corporate Governance Guidelines note that all directors are elected by the stockholders, and all have an equal voice. The Chair of our Board of Directors and the Chief Executive Officer are free, as is the Board as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.

The Board, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are Independent Directors, and the committee chairs have authority to hold executive sessions without management and non-Independent Directors present.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board believes that its current leadership structure facilitates its risk oversight responsibilities. In particular, the Board believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chief Executive Officer. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various Board standing committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. The Audit Committee monitors compliance with legal and regulatory requirements. The Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines and policies. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Company’s Chief Executive Officer, Chief Financial Officer and General

Counsel coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2022, the Board held twelve meetings. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member. The Company’s directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance. Three of the nine directors serving at the time of the 2022 annual meeting of stockholders attended that meeting.

Our Independent Directors meet from time to time in executive session. The Board and each of our standing independent committees typically hold an executive session of non-management directors (all of whom are Independent Directors) as a part of every regularly scheduled quarterly meeting.

Information Regarding Committees of the Board of Directors

The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq listing standards and relevant securities and other laws, rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.

Audit Committee

The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to assist the Board in its oversight of the integrity of our financial statements and internal controls, and our compliance with legal and regulatory requirements. In addition, the Audit Committee assists the Board in its oversight of the qualification, independence and performance of our independent registered public accounting firm and recommends to the Board the appointment of our independent registered public accounting firm.

The members of our Audit Committee are Jason Garland, Niamh Pellegrini and Shaden Marzouk. Mr. Garland is the chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations, including independence requirements specific to members of the audit committee of the board of directors of a listed company. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that all three members of our Audit Committee, Jason Garland, Shaden Marzouk and Niamh Pellegrini, are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). In making that determination, the Board relied on the past business experience of Mr. Garland, Dr. Marzouk and Ms. Pellegrini. Please see the description of their business experience under the heading “Nominees for Director and Continuing Directors”. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	ensuring the independence of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•	considering the adequacy of our internal controls;

•	reviewing material related party transactions or those that require disclosure; and

•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. In 2022, the Audit Committee met six times. The Audit Committee charter can be found in the Corporate Governance section of the Investors section of our website at https://ir.acutusmedical.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.

As required by its charter, the Audit Committee reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.

The Board annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “independent” and “financially literate” under Nasdaq listing standards and that members of the Audit Committee received no compensation from the Company other than for service as a director.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, during fiscal year 2022, the Audit Committee met and held discussions with management and KPMG, the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2022, were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with KPMG. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB AS 1301, Communications with Audit Committees, and the SEC. The Audit Committee has received from KPMG the written disclosures regarding the auditor’s independence required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with KPMG the independence of KPMG from the Company and its management. The Audit Committee has also concluded that the provision of the non-audit services to the Company in fiscal year 2022 was compatible with KPMG’s independence. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC. The Audit Committee and the Board have also recommended the selection of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, and is not to be

incorporated by reference into any filing of Acutus under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Respectfully submitted on April 27, 2023 by the members of the Audit Committee of the Board of Directors:

Jason Garland, Chair

Shaden Marzouk

Niamh Pellegrini

Compensation Committee

The members of our Compensation Committee are John Sheridan, Niamh Pellegrini and Andrew ElBardissi. John Sheridan is the chair of our Compensation Committee. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations, including independence requirements specific to members of the compensation committee of the board of directors of a listed company. Our Compensation Committee is responsible for, among other things:

•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;

•	reviewing and recommending to our Board of Directors the compensation of our directors;

•	administering our stock and equity incentive plans;

•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans; and

•	reviewing our overall compensation philosophy.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq. During 2022, the Compensation Committee met six times. The Compensation Committee charter can be found in the Corporate Governance section of the Investors section of our website at https://ir.acutusmedical.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Compensation Committee charter grants the Compensation Committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser, including the authority to approve the consultant’s reasonable compensation. The Compensation Committee may select such advisers, or receive advice from any other adviser, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules.

Under the Compensation Committee charter, the Compensation Committee may, in its discretion, delegate its duties to a subcommittee.

As required by its charter, the Compensation Committee annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.

Compensation Committee Processes and Procedures

The implementation of our compensation philosophy is carried out under the supervision of the Compensation Committee. The Compensation Committee charter requires that the Compensation Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with other Compensation Committee members, management and the Compensation Committee’s independent advisors. The

Compensation Committee also meets regularly in executive session. However, our President and Chief Executive Officer, our Chief Financial Officer and our General Counsel, in addition to the Compensation Committee’s independent advisors, may attend portions of the Compensation Committee meetings for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. Management does not participate in the executive sessions of the Compensation Committee.

In 2022, the Compensation Committee engaged Compensia, Inc. (“Compensia”) as an independent adviser to the Compensation Committee. That year, Compensia conducted analysis and provided advice on, among other things, appropriate equity compensation for our executive officers, including our Chief Executive Officer and Chief Financial Officer. Compensia reported directly to the Compensation Committee, which retained sole authority to direct the work of and engage Compensia. As part of its analysis, Compensia collected and analyzed compensation information from a peer group of comparable public companies. The Compensation Committee considered this report when making its determinations regarding executive compensation in 2022, as detailed below in the section titled “Executive Compensation”.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance and overseeing the Company’s Corporate Governance Guidelines. The members of our Nominating and Corporate Governance Committee are David Bonita, Andrew ElBardissi and Shaden Marzouk. David Bonita is the chair of our Nominating and Corporate Governance Committee. David Bonita, Andrew ElBardissi and Shaden Marzouk all meet the requirements for independence under the current Nasdaq listing standards. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board of Directors;

•	reviewing and recommending our Code of Business Conduct and Ethics and Corporate Governance Guidelines and policies;

•	reviewing proposed waivers of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics for directors and executive officers;

•	overseeing the process of evaluating the performance of our Board of Directors; and

•	assisting our Board of Directors on corporate governance matters.

During 2022, the Nominating and Corporate Governance Committee met three times. Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A detailed discussion of the Nominating and Corporate Governance Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nominating and Corporate Governance Committee”.

The Nominating and Corporate Governance Committee charter can be found in the Corporate Governance section of the Investors section of our website at https//ir.acutusmedical.com. The Nominating and Corporate Governance Committee charter complies with the guidelines established by Nasdaq. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The charter of the Nominating and Corporate Governance Committee grants the Nominating and Corporate Governance Committee authority to retain and terminate any advisers, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisers’ fees and other retention terms.

Procedures of the Nominating and Corporate Governance Committee

In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nominating and Corporate Governance Committee considers the composition of the Board and each committee of the Board to evaluate its effectiveness and whether changes should be considered to either the Board or any of the committees. In support of this process, the Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications, without limitation:

•	the appropriate size and the diversity of the Board;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•

the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	familiarity and experience with legal and regulatory requirements; and

•	experience with accounting rules and practices.

Pursuant to the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee intends to periodically review the composition of the Board in light of current challenges and needs of the Board and the Company and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, skills, background and experience. Although the Nominating and Corporate Governance Committee does not have a formal policy regarding diversity on the Board, the Nominating and Corporate Governance Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Once the Nominating and Corporate Governance Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the Nominating and Corporate Governance Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the Nominating and Corporate Governance Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the Nominating and Corporate Governance Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. The Nominating and Corporate Governance Committee may consider candidates recommended by management, by members of the Nominating and Corporate Governance Committee, by the Board, by stockholders or by a third party it may engage to conduct a search for possible candidates. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.

In order for a stockholder to have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder should submit a written recommendation that includes (A) as to each person whom the stockholder proposes to nominate for election or reelection as director, (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement and form of proxy as a nominee and to serving as a director if elected, and (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, (1) the name and address of such stockholder (as they appear on the Company’s books) and any such beneficial owner; (2) for each class or series, if any, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any such beneficial owner; (3) a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business; (4) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Company’s securities; (5) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting; (6) a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and/or (iii) solicit holders of shares representing at least 67% of the outstanding securities of the Company generally entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act, (7) any other information relating to such stockholder, beneficial owner, if any, or director nominee or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee or proposal pursuant to Section 14 of the Exchange Act; and (8) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action. Stockholder recommendations should be addressed to the Nominating and Corporate Governance Committee in care of our Secretary at 2210 Faraday Ave., Suite 100, Carlsbad, CA 92008.

Once candidates are identified, the Nominating and Corporate Governance Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nominating and Corporate Governance Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.

If the Nominating and Corporate Governance Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.

Each of the current Class III directors have been recommended by the Nominating and Corporate Governance Committee to the Board for reelection as our directors at the Annual Meeting, and the Board has approved such recommendations.

Stockholder Communications with the Board of Directors

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.

The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at 2210 Faraday Ave., Suite 100, Carlsbad, CA 92008, c/o Tom Sohn, Senior Vice President, General Counsel & Secretary. All communications received by Mr. Sohn will be sent directly to the Board or any particular director.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Corporate Governance section of the Investors section of our website at https://ir.acutusmedical.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.

Anti-Hedging and Anti-Pledging

The Board has adopted a formal anti-hedging and anti-pledging policy for our employees, officers and directors. Under our Insider Trading Policy, which was adopted by the Board in August 2020, our employees, officers and directors are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. In addition, employees, officers and directors may not pledge Company securities under any circumstances, including by purchasing Company securities on margin or holding Company securities in a margin account, or pledging securities as collateral for loans.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ACUTUS

On April 14, 2023, the Board selected and approved of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. KPMG has served as our independent registered public accounting firm since 2015. Representatives of KPMG plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.

Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether to retain KPMG. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

Independent Registered Public Accounting Firm

The following is a summary of the fees and services provided by KPMG to the Company for fiscal years 2022 and 2021:

	Fiscal Year Ended December 31,
Description of Services Provided by KPMG	2022	2021
Audit Fees(1)	$1,108,750	$1,386,500
Audit-Related Fees	$—	$—
Tax Fees(2)	$253,426	$104,500
All Other Fees	$—	$—

TOTAL	$1,362,176	$1,491,000

(1)

Audit fees for KPMG for 2022 and 2021 were for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements. Fees for the year ended December 31, 2021 included $175,000 billed in connection with our secondary public offering in July 2021.

(2)	Tax fees for KPMG for 2022 and 2021 were for tax advice and compliance.

The Audit Committee or delegate thereof pre-approves the scope of the audit, audit-related and tax services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.

All of the services provided by KPMG for fiscal years 2022 and 2021, and fees for such services, were pre-approved by the Audit Committee in accordance with these standards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

OTHER INFORMATION RELATED TO ACUTUS,

THE DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of December 31, 2022 by:

•	each person whom we know to own beneficially more than 5% of our common stock;

•	each of our directors and director nominees and named executive officers individually; and

•	all of our directors and executive officers as a group.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of December 31, 2022. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person. The percentage ownership of our common stock in the “Shares Beneficially Owned” column in the table is based on 28,554,656 shares of our common stock issued and outstanding as of December 31, 2022.

Unless otherwise indicated, the mailing address of each of the stockholders below is c/o Acutus Medical, Inc., 2210 Faraday Ave., Suite 100, Carlsbad, CA 92008. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Name of Beneficial Owner	Shares Beneficially Owned
	Shares	Percentage
5% and Greater Stockholders:
Entities affiliated with OrbiMed Advisors, LLC(1)	6,902,633	9.3%
Entities affiliated with Deerfield Management Company, L.P.(2)	9,647,040	9.3%
Named Executive Officers and Directors:
David Roman(3)	95,042	*
Charlie Piscitello(4)	123,427	*
Tom Sohn(5)	119,206	*
Vince Burgess(6)	1,030,442	3.6%
R. Scott Huennekens(7)	507,509	1.8%
David Bonita, M.D(8)	20,681	*
Andrew ElBardissi, M.D.(9)	20,681	*
Jason Garland	—	*
Niamh Pellegrini(10)	8,986	*
Shaden Marzouk, M.D(11)	20,681	*
John Sheridan(12)	12,401	*
All executive officers and directors as a group (12 persons)(13)	1,000,550	3.5%

*	Represents less than 1% of Acutus’ outstanding common stock.
(1)

Consists of: (i)(A) 2,076,139 shares of outstanding common stock, (B) 60,339 shares underlying warrants and (C) 2,795,886 shares issuable upon conversion of 2,795.8860 shares of our Series A Common Equivalent Preferred Stock, in each case, held by OrbiMed Private Investments IV, LP (“OPI IV”); (ii)(A) 572,247 shares of outstanding common stock, (B) 272,227 shares underlying warrants; and (C) 1,105,114 shares issuable upon conversion of 1,105.1140 shares of our Series A Common Equivalent Preferred Stock, in each case, held by OrbiMed Royalty Opportunities II, LP (“ORO II”); and (iii) 3,281 shares of common stock and 17,400 shares underlying stock options held by David Bonita which are exercisable or will become exercisable or otherwise vest within 60 days, which shares and options are held for the benefit and at the direction of OPI IV. OrbiMed Capital GP IV LLC (“GP IV”) is the general partner of OPI IV.

OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP IV. By virtue of such relationships, GP IV and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by OPI IV and as a result may be deemed to have beneficial ownership of such shares. OrbiMed ROF II LLC (“ROF II”) is the general partner of ORO II and OrbiMed Advisors is the managing member of ROF II. By virtue of such relationships, ROF II and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by ORO II and as a result may be deemed to have beneficial ownership of such shares. David Bonita, a member of OrbiMed Advisors, is a member of the Company’s Board of Directors. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild. Each of GP IV, ROF II, OrbiMed Advisors, Carl L. Gordon, Sven H. Borho, W. Carter Neild and David Bonita disclaims beneficial ownership of the shares held by OPI IV and ORO II, except to the extent of its or his pecuniary interest therein if any. The address for each of OPI IV and ORO II is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, New York 10022.
(2)

Consists of: (i)(A) 1,026,243 shares of common stock, (B) 948,395 shares of common stock issuable upon conversion of 948.3950 shares of Series A Common Equivalent Preferred Stock and (C) 1,920,625 shares of common stock issuable upon exercise of warrants, in each case, held by Deerfield Partners, L.P. (“Deerfield Partners”); (ii)(A) 1,622,143 shares of common stock, (B) 1,816,446 shares of common stock issuable upon conversion of 1,816.4460 shares of Series A Common Equivalent Preferred Stock and (C) 2,292,507 shares of common stock issuable upon exercise of warrants, in each case, held by Deerfield Private Design Fund III, L.P. (“DPD III”); and (iii) 3,281 shares of common stock and 17,400 shares underlying stock options held by Andrew ElBardissi which are exercisable or will become exercisable or otherwise vest within 60 days, which shares and options are held for the benefit and at the direction of Deerfield Management Company, L.P. (“Deerfield Management”). The terms of the Series A Common Equivalent Preferred Stock and provisions of the warrants restrict the conversion of such shares or the exercise of such warrants, as applicable, to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(d) “group” would exceed 4.9% of the total number of shares of common stock then outstanding (the “Ownership Cap”). Accordingly, notwithstanding the number of shares reported, the selling stockholder disclaims beneficial ownership of the shares of common stock issuable upon conversion of the Series A Common Equivalent Preferred Stock and the exercise of such warrants to the extent that upon such conversion or exercise the number of shares beneficially owned by all reporting persons hereunder, in the aggregate, would exceed the Ownership Cap. Deerfield Mgmt, L.P. is the general partner of Deerfield Partners. Deerfield Management is the investment manager of Deerfield Partners. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt, L.P. and Deerfield Management. Each of Deerfield Mgmt, L.P., Deerfield Management and James E. Flynn may be deemed to beneficially own the securities held by Deerfield Partners. Deerfield Mgmt III, L.P. is the general partner of DPD III. Deerfield Management is the investment manager of DPD III. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt III, L.P. and Deerfield Management. Each of Deerfield Mgmt III, L.P., Deerfield Management and James E. Flynn may be deemed to beneficially own the securities held by DPD III. The address of Deerfield Partners, DPD III and Deerfield Management is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, NY 10010.

(3)

Consists of (i) 5,903 shares owned directly by Mr. Roman, (ii) 64,139 shares underlying options exercisable within 60 days of December 31, 2022 and (iii) 25,000 restricted stock units vesting within 60 days of December 31, 2022.

(4)

Consists of (i) 8,254 shares owned directly by Mr. Piscitello, (ii) 98,923 shares underlying options exercisable within 60 days of December 31, 2022 and (iii) 16,250 restricted stock units vesting within 60 days of December 31, 2022.

(5)

Consists of (i) 21,702 shares owned directly by Mr. Sohn, (ii) 81,504 shares underlying options exercisable within 60 days of December 31, 2022 and (iii) 16,000 restricted stock units vesting within 60 days of December 31, 2022.

(6)	Mr. Burgess, our former President and Chief Executive Officer, departed the Company in May 2022. Consists of (i) 71,650 shares owned directly by Mr. Burgess, (ii) 923,792 shares underlying options exercisable within 60 days of December 31, 2022 and (iii) 35,000 restricted stock units vesting within 60 days of December 31, 2022.
(7)	Consists of 507,509 shares held of record by Front Foot Trust.
(8)	Consists of (i) 3,281 shares owned directly by Dr. Bonita and (ii) 17,400 shares underlying options exercisable within 60 days of December 31, 2022.
(9)

Consists of (i) 3,281 shares owned directly by Dr. ElBardissi and (ii) 17,400 shares underlying options exercisable within 60 days of December 31, 2022, which shares and options are held for the benefit and at the direction of Deerfield Management. Dr. ElBardissi disclaims beneficial ownership of the shares of our common stock except to the extent of any pecuniary interest therein.

(10)	Consists of (i) 1,391 shares owned directly by Ms. Pellegrini and (ii) 7,595 shares underlying options exercisable within 60 days of December 31, 2022.
(11)	Consists of (i) 3,281 shares owned directly by Dr. Marzouk and (ii) 17,400 shares underlying options exercisable within 60 days of December 31, 2022.
(12)	Consists of (i) 5,449 shares owned directly by Mr. Sheridan and (ii) 6,952 shares underlying options exercisable within 60 days of December 31, 2022
(13)

Includes 567,292 shares directly owned by our executive officers and directors, 359,008 shares underlying options exercisable within 60 days of December 31, 2022 and 74,250 restricted stock units vesting within 60 days of December 31, 2022.

Information about Our Executive Officers

The following table sets forth certain information concerning our executive officers as of the date of this Proxy Statement:

Name	Age	Position
David Roman	41	President, Chief Executive Officer & Director
Takeo Mukai	43	SVP, Chief Financial Officer
Charlie Piscitello	60	SVP, Chief People Officer
Kevin Mathews	51	SVP, Commercial
Tom Sohn	48	SVP, General Counsel & Secretary

There are no family relationships between any of our directors and any of our executive officers.

Mr. Roman’s biography can be found on page 13 of this Proxy Statement with the biographies of the other members of the Board. Biographies for our other executive officers are below.

Takeo Mukai. Mr. Mukai has served as our Senior Vice President, Chief Financial Officer since January 2023. Mr. Mukai previously served as the Company’s interim Chief Financial Officer since August 2022 and as Vice President, Finance from July 2021 to August 2022. Prior to his service with the Company, Mr. Mukai served in various roles of increasing responsibility with Medtronic, Inc. from 2007 to 2021, including: Finance Director, Neurovascular and Cerebrospinal Fluid Business Units, from July 2019 to July 2021; Finance Director, Global Growth Platforms, from May 2018 to July 2019; and Finance Director, Type 2 Diabetes Business Unit, from August 2014 to May 2018. Mr. Mukai received a B.S. in Business Administration from the Carnegie Mellon University and an M.B.A. from the University of Southern California, Marshall School of Business.

Charlie Piscitello. Mr. Piscitello has served as our Chief People Officer since July 2019. Prior to joining Acutus, Mr. Piscitello served as Chief People Officer for Petco Health and Wellness Company, Inc., a pet specialty retailer, from March 2007 to March 2018. Prior to this, he served as Vice President, Human Resources for Boston Scientific Corporation, from August 2004 to March 2007. Mr. Piscitello earned a B.S. in Communication from Marquette University.

Kevin Mathews. Mr. Mathews has served as our Senior Vice President, Commercial since July 2022. Mr. Mathews previously served as the Company’s General Manager for Global Alliances from March 2020 until

May 2022, at which time he assumed incremental responsibility for Acutus’ OUS direct sales efforts as Senior Vice President, International. Prior to joining Acutus, Mr. Mathews was in commercial and marketing leadership at Philips IGT-Devices (formerly Volcano and Spectranetics), most recently leading the commercial integration of Spectranetics from June 2017 to February 2018 and serving as its Head of Corporate Sales and Operations from January 2017 to March 2020. He also held leadership roles at Jomed, DeRoyal Industries, Inc., and in KPMG LLP’s healthcare practice. Mr. Mathews earned a B.A. in Economics from the University of Tennessee and holds an M.B.A. from Emory University in Atlanta.

Tom Sohn. Mr. Sohn has served as our Senior Vice President, General Counsel & Secretary since March 2020. Prior to joining Acutus, Mr. Sohn served as Vice President, General Counsel and Secretary of Breg, Inc., an orthopedic solutions provider, from June 2013 to October 2019. Prior to this, Mr. Sohn served as Sr. Director, Legal Affairs of NuVasive, Inc., from August 2011 to May 2013 and as Sr. Legal Counsel, Securities and Corporate Development for Websense, Inc. from October 2006 to August 2011. From 2004 to 2006, Mr. Sohn practiced corporate law at DLA Piper, LLP, specializing in public and private financings, mergers and acquisitions and corporate governance matters. Mr. Sohn received a B.A. in Organizational Studies from the University of Michigan, Ann Arbor and a J.D. from the University of San Diego School of Law.

Legal Proceedings

The Company and certain of its current officers have been named as defendants in two putative securities class action lawsuits filed by putative stockholders in the United States District Court for the Southern District of California on February 15, 2022 and March 23, 2022 (case numbers 22CV206 and 22CV0388). Plaintiffs allege violations of Section 10(b) of the Exchange Act and Rule 10b-5, and Section 20(a) of the Exchange Act. The complaints allege that the defendants made false and misleading statements about the Company’s business, prospects and operations. The putative claims are based upon statements made in filings made by the Company with the SEC, press releases and on earnings calls between May 13, 2021 and November 11, 2021. The lawsuits seek, among other relief, a determination that the alleged claims may be asserted on a class-wide basis, unspecified compensatory damages, attorney’s fees, other expenses and costs. On July 19, 2022, the court consolidated the two actions, appointed a lead plaintiff and appointed lead counsel for the proposed class. On September 16, 2022, the lead plaintiff filed a consolidated amended complaint. The defendants thereafter filed a motion to dismiss and are defending the litigation.

There are no other material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE COMPENSATION

Our named executive officers (“NEOs”) for fiscal 2022, who consist of our current and former principal executive officers serving at any time during fiscal 2022 and the two most highly compensated executive officers (other than such principal executive officers), are:

•	David Roman, our current President and Chief Executive Officer and our former SVP, Chief Financial Officer;

•	Tom Sohn, our SVP, General Counsel, Secretary & Chief Compliance Officer;

•	Charlie Piscitello, our SVP, Chief People Officer; and

•	Vince Burgess, our former President and Chief Executive Officer;

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies pursuant to the JOBS Act, which require compensation disclosure for each individual serving as our principal executive officer during fiscal 2022 and the two most highly compensated executive officers other than our principal executive officer.

Summary Compensation Table

The following table discloses compensation earned by our NEOs for each of the last three fiscal years during which they served as NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
David Roman(5)	2022	419,667	184,000	291,810	133,030	1,225	1,029,732
President and CEO	2021	300,833	135,840	499,997	699,874	242,729	1,879,273

Tom Sohn	2022	350,000	140,000	77,120	117,990	1,225	686,335
SVP, General Counsel & Secretary

Charlie Piscitello	2022	330,000	132,000	78,325	124,074	1,225	665,624
SVP, Chief People Officer

Vince Burgess(6)	2022	301,528	—	89,684	—	810,166	1,201,378
Former President and CEO	2021	496,042	86,909	615,588	1,436,138	549	2,635,226
	2020	392,083	188,750	399,996	5,590,677	435	6,571,941

(1)

For 2022, represents bonuses paid to our NEOs under our short-term cash incentive bonus program for executives, as described under “—Short-Term Cash Incentive Program,” below. Annual bonuses are paid during the first quarter of the year following the year during which the bonuses are earned. The amount for Mr. Roman for 2021 includes a $100,000 signing bonus paid in 2021.

(2)

These figures reflect the aggregate grant date fair value of restricted stock units granted in the fiscal year, computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718. See Note 16 of the Notes to our Consolidated Financial Statements contained in the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)

These figures reflect the aggregate grant date fair value of stock options granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. See Note 16 of the Notes to the Consolidated Financial Statements contained in the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For Messrs. Roman, Sohn and Piscitello, the amount for 2022 includes the incremental fair value attributable to the Company’s stock option repricing in July 2022, respectively, as follows: $47,610, $63,321 and $68,551.
(4)

For Messrs. Roman, Sohn and Piscitello, amounts for 2022 includes amounts paid by the Company for internet and mobile device benefits as well as premiums paid by the Company for life insurance benefits. For 2021 and 2020, the amounts in this column represent premiums paid by the Company for life insurance benefits. For 2022, “All Other Compensation” for Mr. Burgess reflects (i) $150 paid by the Company for internet and mobile device benefits, (ii) premiums paid by the Company for life insurance benefits totaling $172 and (iii) severance benefits pursuant to his Separation Agreement dated May 13, 2022 in the amount of $659,844 (consisting of cash severance in the amount of $515,000 representing 12 months of base salary and $144,844 representing a prorated target bonus for 2022), and (iv) $150,000 paid for his services as a consultant to the Company pursuant to his Consulting Agreement dated May 13, 2022 in connection with the initial closing of the sale of our left-heart access portfolio to Medtronic, Inc. (“Medtronic”).

(5)

Mr. Roman was not a named executive officer for the year ended December 31, 2020 and, accordingly, only his compensation for the years ended December 31, 2022 and December 31, 2021 are included in the Summary Compensation Table in accordance with the SEC rules. For Mr. Roman “All Other Compensation” for 2021 includes $242,366 in relocation benefits, including payment for home closing costs on the sale of Mr. Roman’s primary residence in Illinois and home closing costs on the purchase of a new residence in California.

(6)

For Mr. Burgess, his base salary amount for 2022 reflects the amount he received for his role as President and CEO until May 13, 2022 as well as $30,000 for his services as a consultant to the Company, commencing on May 14, 2022 and $56,945 in accrued paid-time off paid in connection with Mr. Burgess’ termination of employment.

(7)

Mr. Sohn and Mr. Piscitello were not named executive officers for the years ended December 31, 2021 and December 31, 2020, accordingly, only their respective compensation for the year ended December 31, 2022 is included in the Summary Compensation Table in accordance with the SEC rules.

Cash Compensation

Base Salary

The NEOs receive base salaries to compensate them for services rendered to the Company. The base salaries are intended to provide a fixed component of compensation that is commensurate with each executive’s experience, role and responsibilities. The amount that each NEO received in base salary for 2022 is set forth in the Summary Compensation Table above. Our Board of Directors, on recommendation by the Compensation Committee, set NEO base salaries for 2022 based on the Compensation Committee’s review of available market information. See the “Salary” column in the 2022 Summary Compensation Table for the base salary amounts earned by the named executive officers in 2022.

Short-Term Cash Incentive Program

We maintain an annual bonus program that rewards each of our NEOs for our performance against business goals, and for the officer’s performance against his or her individual goals. Our Board of Directors establishes performance goals for this program each year and then evaluates performance to these established goals to determine the amount of each award. For 2022, our performance goals included revenue achievement, gross margin improvement, console utilization and certain research and development and clinical milestones. This program is based on performance over a calendar year and pays out on or before March 15 of the following year, subject to the NEO’s continued service through the payment date. All awards under this program are subject to management discretion.

Equity Awards

We consider long-term equity incentives to be a critical component of our executive compensation program as they motivate and reward executive officers over the long-term and align their interests with those of our stockholders. We have historically granted stock options and restricted stock units (“RSUs”) to our executive officers. Options are granted with an exercise price per share that is no less than the fair market value of the Company’s common stock on the date of grant of such award. Options and RSUs generally vest over a 4 year-period from the date of grant with 25% of each award subject to one-year cliff-vesting. However, in 2022 and 2023, the Company granted options and RSUs that vest over a 2 year-period from the date of grant with 50% of each award subject to one-year cliff vesting. See the “Outstanding Equity Awards at Fiscal Year End” table below for a description of the vesting schedule of option and RSU awards held by our NEOs as of December 31, 2022. Option and RSU awards may be subject to acceleration of vesting under certain termination and change of control events, as further described below under the section titled “Potential Payments upon Termination or Change of Control”. The terms of the 2020 Equity Incentive Plan (the “2020 Plan”) and the 2011 Incentive Plan (the “2011 Plan”) are described under the section titled “Employee Benefit and Stock Plans” below.

On July 15, 2022, and in accordance with the terms of the Company’s 2011 Plan and 2020 Plan, the Company’s Board of Directors approved a stock option repricing of “underwater” options wherein the exercise price of each outstanding option of each employee employed as of July 25, 2022 (including each outstanding option held by our NEOs, other than Mr. Burgess who was not employed on such date) was reduced to the price of the Company’s common stock as of the market close on July 25, 2022. As of that date, the closing price of the Company’s common stock was $1.34 per share. All repriced options otherwise remained outstanding following the repricing in accordance with their original terms and conditions.

Executive Officer Offer Letters and Employment Arrangements

We have entered into employment agreements with each of our NEOs, the key terms of which are described below. In addition, as a condition of employment, each of our NEOs has also entered into our standard, at-will employment, confidential information, invention assignment and arbitration agreement. Under these agreements, each officer has made a covenant not to solicit our employees, both during the officer’s employment and for the 12-month period following termination of employment for any reason.

David Roman

We are party to an employment agreement dated as of March 1, 2021, as amended on July 20, 2022 with David Roman, our President and Chief Executive Officer. This agreement does not have a specific term and provides that Mr. Roman is an at-will employee. Mr. Roman’s current base salary is $500,000 and his current annual target under our annual cash incentive program is 60% of his annual base salary. In 2022, Mr. Roman also received a cash retention bonus equal to $105,000 and additional cash compensation of $35,000 in consideration of Mr. Roman’s increased responsibilities as the Company’s Chief Executive Officer, in each case payable to Mr. Roman as a lump sum on May 13, 2023, subject to Mr. Roman’s continued service through such payment date. In addition, Mr. Roman received a grant of 100,000 RSUs vesting in equal annual installments on the first and second anniversary of the grant date, subject to Mr. Roman’s continued employment as of each such vesting date. Mr. Roman’s employment agreement was amended in connection with his appointment as President and Chief Executive Officer of the Company. The amendment provided for a grant of 75,000 RSUs on August 1, 2022 in connection with his change in role, which vest in equal installments on each of the first four anniversaries of the grant date. Mr. Roman is eligible for severance benefits under his employment agreement, subject to his execution of a general release in our favor, as more fully described in “Potential Payments upon Termination or Change of Control”.

Tom Sohn

We are party to an employment agreement dated as of August 5, 2020 with Mr. Sohn, our Senior Vice President, General Counsel and Secretary. This agreement does not have a specific term and provides that

Mr. Sohn is an at-will employee. Mr. Sohn’s current base salary is $350,000 and his current annual target under our annual cash incentive program is 50% of his annual base salary. Mr. Sohn is eligible for severance benefits under his employment agreement, subject to his execution of a general release in our favor, as more fully described in “Potential Payments upon Termination or Change of Control”.

Charlie Piscitello

We are party to an employment agreement dated as of August 5, 2020 with Mr. Piscitello, our Senior Vice President, Chief People Officer. This agreement does not have a specific term and provides that Mr. Piscitello is an at-will employee. Mr. Piscitello’s current base salary is $330,000 and his current annual target under our annual cash incentive program is 50% of his annual base salary. Mr. Piscitello is eligible for severance benefits under his employment agreement, subject to his execution of a general release in our favor, as more fully described in “Potential Payments upon Termination or Change of Control”.

Vince Burgess

We were party to an employment agreement dated as of October 14, 2019 with Mr. Burgess, our former President and Chief Executive Officer. This agreement did not have a specific term and provided that Mr. Burgess was an at-will employee. Mr. Burgess’s base salary was $515,000 and his annual target under our annual cash incentive program was 75% of his annual base salary.

On May 12, 2022, we announced that Vince Burgess was departing from his position as President and Chief Executive Officer of the Company, as well as a member of the Company’s Board of Directors, under mutually agreeable terms, effective May 13, 2022. Mr. Burgess entered into a separation agreement and a consulting agreement with the Company on May 12, 2022 reflecting such terms. Pursuant to the separation agreement (as contemplated by his employment agreement), in consideration of a customary release of claims, Mr. Burgess received (or is receiving) cash severance equal to one year of Mr. Burgess’ annual base salary ($515,000) payable over 12 months and an additional cash payment of approximately $145,000 representing Mr. Burgess’ target annual bonus payment for 2022.

Pursuant to the consulting agreement entered into with the Company on May 13, 2022, Mr. Burgess provides reasonable assistance to the Company with respect to the transition of the role of the Company’s chief executive officer, and provides advisory services related to Company financing options, through May 31, 2023 (unless the agreement is earlier terminated by the Company for non-performance or breach of any material provision of the agreement). Pursuant to the consulting agreement, Mr. Burgess is entitled, during the term of the consulting agreement, to the continued time-based vesting of his equity awards granted prior to his termination of employment, and compensation equal to $5,000 per month for up to 20 hours of service per month (with time spent in excess of 20 hours per month billed at $250 per hour). In addition, Mr. Burgess received a grant of 140,000 RSUs vesting in equal quarterly installments over a period of 12 months, subject to his continued service through the applicable vesting date. Pursuant to the consulting agreement, Mr. Burgess also received a cash payment of $150,000 upon the initial closing of the sale of our left-heart access portfolio to Medtronic pursuant to the Asset Purchase Agreement, by and between the Company and Medtronic, dated April 26, 2022. In addition, Mr. Burgess could receive a cash payment equal to $100,000 upon the completion of projects beneficial to the Company as defined and determined by the Board of Directors. In addition, Mr. Burgess could receive an equity award in the form of performance-based RSUs totaling 70,000 shares, vesting upon the closing of such projects.

The consulting agreement includes restrictive covenants that obligate Mr. Burgess not to disclose any of our confidential information, an assignment of inventions covenant, and a non-solicitation covenant pursuant to which, for the term of the Consulting Agreement.

Potential Payments upon Termination or Change of Control

We provide the following severance benefits to our NEOs in the event of a qualifying termination of employment under the terms of their employment agreements. Under the terms of each NEO’s employment agreement in effect as of December 31, 2022, each NEO (other than Mr. Burgess) is entitled to severance benefits in the event of (i) an involuntary termination of the NEO’s employment without “Cause” or (ii) a voluntary termination of the NEO’s employment due to an event of “Good Reason” (as each such term is defined in the employment agreement), in each case subject to the NEO’s execution and non-revocation of a general release of claims. If an NEO’s termination occurs within 90 days prior, or within twelve (12) months following, the effective date of a “change in control,” as defined in the employment agreement (which we refer to as the “Change in Control Period” below), the severance benefits are increased, as described below.

David Roman

In the event of Mr. Roman’s termination of employment by the Company without Cause or by Mr. Roman for Good Reason outside of the Change in Control Period, Mr. Roman is entitled to the following severance payments: (i) a lump sum payment equal to twelve months of his base salary and (ii) twelve months of reimbursement for COBRA continuation premiums.

In the event of Mr. Roman’s termination of employment by the Company without cause or by Mr. Roman for good reason within the Change in Control Period, Mr. Roman is entitled to the following severance payments: a lump sum payment equal to the sum of (i) 150% of his base salary plus (ii) his target bonus amount; 18 months of reimbursement for COBRA continuation premiums; and accelerated vesting of any outstanding equity awards (with any performance awards being treated in accordance with the applicable award agreement).

The severance benefits described above are all subject to Mr. Roman’s general release of the Company and its affiliates, which may include an agreement not to disparage the Company or solicit its employees.

Tom Sohn

In the event of Mr. Sohn’s termination of employment by the Company without Cause or by Mr. Sohn for Good Reason, outside of the Change in Control Period, Mr. Sohn is entitled to the following severance payments: (i) a lump sum payment equal to nine months of his base salary and (ii) nine months of reimbursement for COBRA continuation premiums.

In the event of Mr. Sohn’s termination of employment by the Company without Cause or by Mr. Sohn for Good Reason within the Change in Control Period, Mr. Sohn is entitled to the following severance payments: a lump sum payment equal to the sum of (i) his base salary plus (ii) his target bonus amount; 12 months of reimbursement for COBRA continuation premiums; and accelerated vesting of any outstanding equity awards (with any performance conditions being deemed satisfied at 100%).

The severance benefits described above are all subject to Mr. Sohn’s general release of the Company and its affiliates, which may include an agreement not to disparage the Company or solicit its employees.

Charlie Piscitello

In the event of Mr. Piscitello’s termination of employment by the Company without cause or by Mr. Piscitello for good reason, outside of the Change in Control Period, Mr. Piscitello is entitled to the following severance payments: (i) a lump sum payment equal to nine months of his base salary and (ii) nine months of reimbursement for COBRA continuation premiums, all subject to Mr. Piscitello’s general release of the Company and its affiliates.

In the event of Mr. Piscitello’s termination of employment by the Company without cause or by Mr. Piscitello for good reason within the Change in Control Period, Mr. Piscitello is entitled to the following severance payments: a lump sum payment equal to the sum of (i) his base salary plus (ii) his target bonus amount; 12 months of reimbursement for COBRA continuation premiums; and accelerated vesting of any outstanding equity awards (with any performance conditions being deemed satisfied at 100%).

The severance benefits described above are all subject to Mr. Piscitello’s general release of the Company and its affiliates, which may include an agreement not to disparage the Company or solicit its employees.

Vince Burgess

We were party to an employment agreement dated as of October 14, 2019 with Mr. Burgess, our former President and Chief Executive Officer. Upon Mr. Burgess’s separation from the Company on May 13, 2022 and receipt of his general release of the Company and its affiliates, he received the following severance payments for which he was entitled under his employment agreement upon an involuntary termination without cause: $515,000 representing 100% of his base salary, paid over a 12-month period following his termination, and $144,844, representing a pro-rated bonus at the target level for the year of termination.

Under the NEO employment agreements, “Change in Control” has the same meaning assigned to such term in the 2011 Plan.

Delinquent Section 16(a) Reports

SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal ended December 31, 2022, all Section 16(a) filing requirements were satisfied on a timely basis, except with respect to the following four delinquent reports: (i) a Form 4 reporting two transactions for R. Scott Huennekens related to his annual director equity grant (filed with the SEC on October 11, 2022), (ii) a Form 4 reporting six transactions (occurring on the same date) for Kevin Mathews related to the amendment of employee stock option exercise prices (filed with the SEC on August 1, 2022), and (iii) a Form 4 reporting eight transactions (occurring on the same date) for each of Charlie Piscitello and Tom Sohn related to the amendment of employee stock option exercise prices (each filed with the SEC on August 1, 2022).

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for our NEOs as of the end of our fiscal year ended December 31, 2022.

Outstanding Equity Awards at 2022 Fiscal Year End

	Option Awards						Restricted Stock Unit Awards
Name	Vesting Commencement Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(1) ($)	Option Expiration Date	Numbers of Securities Underlying Unvested Restricted Stock Units (#)		Market or Payout Value of Outstanding Restricted Stock Units(8)
David Roman	4/1/2021	32,222	45,113	(2)	$1.34	4/1/2031	—		—
	4/1/2021	—	—		—	—	27,452		$31,570
	2/1/2022	—	50,000	(4)	$1.34	2/1/2032
	2/1/2022	—	—		—	—	50,000	(6)	$57,500
	6/1/2022	—	—		—	—	100,000	(5)	$115,000
	8/1/2022	—	—		—	—	75,000	(5)	$86,250

Tom Sohn	3/4/2020	28,267	12,867	(2)	$1.34	3/4/2030	—		—
	8/5/2020	16,346	11,676	(2)	$1.34	8/5/2030	—		—
	8/5/2020	—	—		—	—	2,500	(5)	$2,875
	4/1/2021	14,500	20,300	(2)	$1.34	4/1/2031	—		—
	4/1/2021	—	—		—	—	7,411	(5)	$8,523
	2/1/2022	—	32,000	(4)	$1.34	2/1/2032	—		—
	2/1/2022	—	—		—	—	32,000	(6)	$36,800

Charlie Piscitello	9/10/2019	43,914	7,504	(2)	$1.34	9/10/2029	—		—
	8/5/2020	16,346	11,676	(2)	$1.34	8/5/2030	—		—
	8/5/2020	—	—		—	—	2,500	(5)	$2,875
	4/1/2021	14,500	20,300	(2)	$1.34	4/1/2031	—		—
	4/1/2021	—	—		—	—	7,411	(5)	$8,523
	2/1/2022	—	32,500	(4)	$1.34	2/1/2032	—		—
	2/1/2022	—	—		—	—	32,500	(6)	$37,375

Vince Burgess(9)	7/1/2013	35,993	—		$4.09	9/19/2023	—		—
	9/19/2017	28,946	—		$8.08	9/22/2027	—		—
	1/1/2018	362,975	—		$10.31	10/17/2028	—		—
	10/14/2019	324,900	85,495	(3)	$14.81	3/4/2030	—		—
	8/5/2020	72,649	51,893	(2)	$18.00	8/5/2030	—		—
	8/5/2020	—	—		—	—	11,111	(5)	$12,778
	4/1/2021	66,121	92,570	(2)	$13.66	4/1/2031	—		—
	4/1/2021	—	—		—	—	33,799	(5)	$38,869
	6/1/2022	—	—		—	—	70,000	(7)	$80,500

(1)

Effective July 25, 2022, and in accordance with the terms of the Acutus Medical, Inc. 2011 Equity Incentive Plan and the Acutus Medical, Inc. 2020 Equity Incentive Plan, the Board of Directors reduced the exercise price of outstanding “underwater” options to purchase our common stock held by employees who were employed on July 25, 2022 (and who had not provided a notice of resignation prior to such date) to $1.34 per share, which was the closing price for our common stock on July 25, 2022. The exercise price for each option in the table shown above (other than those held by Mr. Burgess, who was not an employee at the time of the repricing) is the post-repricing exercise price.

(2)

This option vests over four years from the vesting commencement date, with 1/4 vesting on the first anniversary of the vesting commencement date, and the remainder vesting in 36 equal monthly installments, subject to continued service through each such vesting date.

(3)	This option vests over four years from the vesting commencement date in 48 equal monthly installments, subject to continued service through each such vesting date.
(4)

This option vests over two years from the vesting commencement date, with 1/2 vesting on the first anniversary of the vesting commencement date, and the remainder vesting in 12 equal monthly installments, subject to the continued service through each such vesting date.

(5)

One-fourth (1/4th) of the RSUs will be scheduled to vest on each of the first four anniversaries of the vesting commencement date, in each case, subject to the recipient’s continued employment through the applicable vesting date.

(6)

One-half (1/2) of the RSUs will be scheduled to vest on each of the first two anniversaries of the vesting commencement date, in each case, subject to the recipient’s continued employment through the applicable vesting date.

(7)

One-fourth (1/4) of the RSUs will be scheduled to vest in four equal installments over a 12-month period, in each case, subject to the recipient’s continued status as a service provider through the applicable vesting date.

(8)	Based on the closing price of our common stock on The Nasdaq Global Select Market on December 30, 2022: $1.15 per share.
(9)	Mr. Burgess, our former President & Chief Executive Officer, departed the Company effective May 13, 2022.

Employee Benefit and Stock Plans

Our NEOs are entitled to participate in our compensation and benefits plans as described below.

2020 Equity Incentive Plan

In August 2020, our Board of Directors adopted and our stockholders approved our 2020 Plan, which became effective in connection with our initial public offering in August 2020. Our 2020 Plan replaced our 2011 Plan. Following the effectiveness of the 2020 Plan, no further equity awards may be granted under our 2011 Plan. The 2020 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, performance units, performance shares and other equity-based awards. ISOs may be granted only to employees. All other awards may be granted to employees, directors and consultants.

Our Board of Directors, or one or more duly authorized committees thereof, have the authority to administer the 2020 Plan. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. In the event of certain corporate transactions specified in our 2020 Plan, including a merger or change of control, as defined in our 2020 Plan, the administrator may, in its discretion, take certain actions with respect to outstanding awards, including the continuation or assumption of awards.

Employee Stock Purchase Plan

In August 2020, our Board of Directors adopted, and our stockholders approved, our Employee Stock Purchase Plan (the “ESPP”), which became effective in connection with our initial public offering in August 2020. Our Board of Directors, or one or more duly authorized committees thereof, have the authority to administer the ESPP. Each eligible employee who is a participant in the ESPP may purchase shares of our common stock by authorizing payroll deductions at a minimum of 1% and up to 10% of his or her eligible compensation for each pay period.

Offering periods under the ESPP are six months in duration, commencing on May 15 and November 15 and ending on the following May 14 or November 14. The purchase price per share of our common stock under the ESPP is equal to 85% of the fair market value of the common stock on either the first or the last day of the offering period, whichever is lower, or such higher price for any given offering period as may be determined by the administrator, provided that no more than 1,250 shares of our common stock or such other lesser maximum number established by the plan administrator may be purchased by any one employee during each offering period. Under applicable tax rules, an employee may purchase no more than $25,000 worth of common stock, valued at the start of the purchase period, under the ESPP in any calendar year.

An employee’s rights under the ESPP terminate upon voluntary withdrawal from the plan or when the employee ceases employment for any reason. Prior to the effective time of any corporate transaction, as defined in the ESPP, the ESPP will terminate and shares will be purchased prior to the effective time as determined by the plan administrator, unless the ESPP is continued by the Company or assumed by the surviving corporation.

2011 Equity Incentive Plan

Our Board of Directors approved our 2011 Plan in March 2011 and it was amended in September 2019. The 2011 Plan provided for grants of ISOs, nonstatutory stock options, stock appreciation rights, restricted stock awards and RSUs to employees, directors or consultants. In connection with our initial public offering, our 2011 Plan was terminated and no further equity awards may be granted under our 2011 Plan. Any awards forfeited under our 2011 Plan will be added back to our share reserve under our 2020 Plan.

Each stock option granted under our 2011 Plan will become exercisable upon vesting, and will remain exercisable until its termination date on the tenth anniversary of the award, or, if earlier, until the day that is three months after the recipient ceases to be a service provider due to death or disability, or the day that is three months after the recipient ceases to be a service provider for any other reason.

In the event of certain corporate transactions specified in the 2011 Plan, including a merger or change of control, as defined in the 2011 Plan, the administrator may, in its discretion, take certain actions with respect to outstanding awards, including the continuation or assumption of awards.

Defined Contribution Plan

We currently maintain a 401(k) retirement savings plan (the “401(k) plan”) for our employees, including our NEOs, who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code (the “Code”). Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We reserve the right to make discretionary matching contributions or non-elective contributions under the 401(k) plan. In 2021, we did not provide a matching contribution or a non-elective contribution under the 401(k) plan.

We do not maintain any defined benefit pension plans.

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of Acutus. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate compensation commensurate with our directors’ workload and opportunity costs. Independent Directors receive a combination of annual cash retainers and annual grants of options or RSUs.

Our one employee director, Mr. Roman, does not receive additional compensation for his services as a director. For more information on Mr. Roman’s compensation as an officer, see the section titled “Executive Compensation”. For more information on our non-employee director compensation, see the section titled “Director Compensation in 2022”.

Equity Compensation

Under the Company’s Outside Director Compensation Policy, as in effect prior to February 13, 2023, newly appointed non-employee directors received an initial grant of a nonstatutory stock option with a grant date value of $140,000 as well as an award of RSUs with a grant date value of $60,000, and each incumbent non-employee director who served as such as of the date of our annual meeting, received a nonstatutory stock option with a grant date value of $84,000 and an award of RSUs with a grant date value of $36,000, except that the annual grant for 2022 consisted of a nonstatutory stock option and an RSU award with respect to a fixed number of shares of Company stock in the amount of 13,595 and 9,000 respectively. Each initial option grant and each initial RSU grant vests ratably over a three-year period following the commencement of the non-employee director’s services. In the case of the initial option grant, 1/3 of the shares vest on the first anniversary of the non-employee director’s commencement date, and the remaining two-thirds vest in equal monthly installments, and, in the case of the initial RSU grant, 1/3 of the shares vest on each anniversary of the non-employee director’s commencement date, in each case, subject to the non-employee director’s continuous service with us on each applicable vesting date. Each annual option and RSU grant vests on the first anniversary of the grant date, subject to the non-employee director’s continuous service with us through the vesting date. All then outstanding awards held by non-employee directors will vest upon a “Change in Control” (as defined in the 2020 Plan), subject to the non-employee director’s continuous service with us through the date of such Change in Control.

On February 13, 2023, our Compensation Committee approved an amendment to the Company’s Outside Director Compensation Policy, following which, upon being appointed to our Board of Directors, any new non-employee director receives a nonstatutory stock option totaling 32,500 shares as well as an award of RSUs totaling 14,000 shares, and each incumbent non-employee director who is serving as such as of the date of our annual meeting receives a nonstatutory stock option totaling 19,600 shares and an award of RSUs totaling 8,400. Under the amended policy, a non-employee director serving in the capacity of Chairman of the Board receives an additional nonstatutory stock option totaling 5,880 shares and an award of RSUs totaling 2,520 shares. All other terms of the Company’s Outside Director Compensation Policy remain as in effect prior to the amendment.

Cash Compensation

The following table is a summary of the annual cash compensation provided for under the Company’s Outside Director Compensation Policy other than for Mr. Roman, who is an executive officer and does not receive any additional compensation for services provided as a director, and for Mr. Huennekens, who is paid cash compensation under his Chairperson Agreement described below:

Position	Annual Cash Retainer
Lead Independent Director	$50,000
Board Member	$40,000

Committee Chair
Audit	$20,000
Compensation	$14,000
Nominating and Corporate Governance	$10,000

Committee Member
Audit	$10,000
Compensation	$7,000
Nominating and Corporate Governance	$5,000

Chairperson Agreement

We have entered into a Chairperson Agreement with Mr. Huennekens under which we have agreed to pay him at a rate of $500 per hour for his service as Chairperson of our Board. Pursuant to this agreement, we granted

Mr. Huennekens an RSU award on June 30, 2019 with respect to 567,509 shares of our common stock. The vesting of this award was subject to Mr. Huennekens’ continued service through designated vesting dates over a period ending on March 1, 2022 and the occurrence of an initial public offering or change in control with respect to the Company within ten years of the date of grant.

Mr. Huennekens’ Chairperson Agreement provides that in the event that Mr. Huennekens’ service is terminated by us without “cause” or by Mr. Huennekens with “good reason” (each as defined in such agreement), then, subject to Mr. Huennekens’ waiver and release in a form reasonably satisfactory to the Company, his equity compensation awards, all of which have already vested as of March 1, 2022, would become vested and exercisable to the extent they would have become vested and exercisable if he had continued service to the Company for the 12-month period following the date of termination. The agreement also provided that in the event of a change in control (as defined in our 2011 Plan), Mr. Huennekens’ equity compensation awards would become fully vested and exercisable.

Director Compensation in 2022

The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2022.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Stock Option Awards ($)(2)	All Other Compensation ($)	Total ($)
R. Scott Huennekens(3)	163,750	6,448	10,950	—	181,148
David Bonita, M.D.	50,000	4,230	7,250	—	61,480
Andrew ElBardissi, M.D.	52,000	4,230	7,250	—	63,480
Jim Hinrichs(4)	51,333	4,230	7,250	—	62,813
Daniella Cramp(5)	26,667	4,230	7,250	—	38,147
Niamh Pellegrini	52,333	4,230	7,250	—	63,813
John Sheridan	54,000	4,230	7,250	—	65,480
Shaden Marzouk, M.D.	55,000	4,230	7,250	—	66,480
Jason Garland(6)	20,000	15,820	25,665	—	61,485

(1)

These figures reflect the aggregate grant date fair value of RSUs granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. The assumptions used to calculate the grant-date fair value of the awards reported in this column are set forth in Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed on March 24, 2023. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)

These figures reflect the aggregate grant date fair value of stock options granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. The assumptions used to calculate the grant-date fair value of the awards reported in this column are set forth in Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed on March 24, 2023. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	Pursuant to his Chairperson Agreement, Mr. Huennekens was paid at a rate of $500 an hour for service in 2022 as Chairperson of our Board.
(4)	Mr. Hinrichs resigned as a director effective August 22, 2022.
(5)	Ms. Cramp resigned as a director effective August 22, 2022.
(6)	Mr. Garland was appointed to the board effective August 22, 2022.

As of December 31, 2022, our directors held the following number of RSUs and stock options in the aggregate:

	Stock Options (#)	RSUs (#)
R. Scott Huennekens	25,480	578,429
David Bonita, M.D.	39,076	12,422
Andrew ElBardissi, M.D.	39,076	12,422
Jason Garland(1)	32,500	14,000
John Sheridan	30,482	11,547
Niamh Pellegrini	34,791	12,572
Shaden Marzouk, M.D.	39,076	12,422
Jim Hinrichs(2)	0	2,911
Daniella Cramp(3)	0	808

(1)	Mr. Garland was appointed to the Board effective August 22, 2022.
(2)	Mr. Hinrichs resigned as a director effective August 22, 2022.
(3)	Ms. Cramp resigned as a director effective August 22, 2022.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans as of December 31, 2022:

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(4)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	4,488,761	$6.83	2,750,267
Equity compensation plans not approved by stockholders(2)	71,500	—	5,928,500

Total	4,560,261	$6.83	8,678,767

(1)	Includes our 2020 Plan, our 2011 Plan and our ESPP.
(2)

In March 2022, our Board of Directors approved our 2022 Inducement Equity Incentive Plan (the “2022 Plan”). The 2022 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, performance units, performance shares and other equity-based awards. Only individuals not previously an employee or director of the Company (other than following a bona fide period of non-employment) are eligible for grants under the 2022 Plan and only as an inducement material to the individual’s entering into employment with the Company. Our Board of Directors, or one or more duly authorized committees thereof, have the authority to administer the 2022 Plan to new employees. Unless the terms of an optionholder’s stock option agreement provides otherwise, if an optionholder’s service relationship with us ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. In the event of certain corporate transactions specified in our 2022 Plan, including a merger or change of control, as defined in our 2022 Plan, the administrator may, in its discretion, take certain actions with respect to outstanding awards, including the continuation or assumption of awards.

(3)

The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account shares issuable upon vesting of outstanding RSUs, which have no exercise price.

(4)

Includes shares available for issuance under our 2022 Plan, our 2020 Plan and our ESPP. Our 2011 Plan was discontinued in connection with our initial public offering and there are no shares remaining available for issuance under the 2011 Plan. The number of shares available for issuance under our 2020 Plan increases automatically on the first day of each fiscal year of the Company beginning with the 2021 fiscal year and ending with the 2029 fiscal year, in an amount equal to the least of (i) 2,193,360 shares; (ii) 4% of the outstanding shares of our common stock on the last business day of the immediately preceding fiscal year or (iii) such number of shares determined by our Board. The number of shares available for issuance under our ESPP increases automatically on the first day of each fiscal year of the Company beginning with the 2022 fiscal year and ending with the 2029 fiscal year, in an amount equal to the least of (i) 1% of the outstanding shares of our common stock on the last business day of the immediately preceding fiscal year; (ii) 258,042 shares or (ii) such number of shares determined by the administrator.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2021 or currently proposed, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000; and

•	any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under the sections titled “Director Compensation” and “Executive Compensation”.

2019 Credit Agreement

On May 20, 2019, we entered into a credit agreement (the “2019 Credit Agreement”) with the lenders party thereto from time to time, OrbiMed Royalty Opportunities II, LP (“ORO II”) as origination agent and Wilmington Trust, National Association as administrative agent. The 2019 Credit Agreement provided us with a senior term loan facility in aggregate principal amount of $70.0 million and generally bore interest at a variable rate. We recorded $5.7 million and $2.8 million in interest expense related to this debt agreement for the year ended December 31, 2021 and the six months ended June 30, 2022, respectively. As of December 31, 2021, we had $40.0 million in aggregate principal amount of long-term debt outstanding under the 2019 Credit Agreement. On June 30, 2022, we fully repaid the $40.0 million in aggregate principal amount outstanding under the 2019 Credit Agreement (see “2022 Amended and Restated Credit Agreement” below).

The lenders under the 2019 Credit Agreement were ORO II and Deerfield Private Design Fund III, L.P. (“DPD III”). Each of ORO II and DPD III, together with their respective affiliates, are holders of 5% or more of our capital stock (see “Material Relationships” below).

Common Stock Exchange

On August 23, 2021, we entered into an Exchange Agreement (each, an “Exchange Agreement”) with each of DPD III and Deerfield Partners, L.P. (“DP”) and OrbiMed Private Investments IV, LP (“OPI IV”) and ORO II, which may be deemed a related party transaction, pursuant to which, on the date thereof:

•

DPD III exchanged 1,816,446 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), held by it for 1,816.4460 shares of a new series of non-voting convertible preferred stock of the Company designated as Series A Common Equivalent Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”);

•	DP exchanged 948,395 shares of the Company’s Common Stock held by it for 948.3950 shares of Series A Preferred Stock;

•	OPI IV exchanged 2,795,886 shares of the Company’s Common Stock held by it for 2,795.8860 shares of Series A Preferred Stock; and

•	ORO II exchanged 1,105,114 shares of the Company’s Common Stock held by it for 1,105.1140 shares of Series A Preferred Stock.

Investor Rights Agreement

We are party to an Amended and Restated Investor Rights Agreement (the “IRA”) with the prior holders of our preferred stock (which converted into shares of our common stock immediately prior to the closing of our initial public offering), including certain of our directors and entities to which certain of our directors are related.

The IRA provides these holders the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

2022 Amended and Restated Credit Agreement

On June 30, 2022, we entered into a new debt facility with certain affiliates of Deerfield Management Company as lenders (the “Lenders”). The amended and restated credit agreement (the “2022 Credit Agreement“) is for an aggregate principal amount of $35.0 million (the “Term Loan”) and amends and restates our 2019 Credit Agreement. The proceeds from the Term Loan were, among other things, used to refinance the term loan under the 2019 Credit Agreement.

The Term Loan has a five-year term and bears interest at one-month adjusted Term SOFR, with a floor of 2.50% per annum, plus 9.00% per annum (subject to increase following the occurrence of an event of default).

In the fiscal year ended December 31, 2022, we recorded $2.2 million in interest expense related to the 2022 Credit Agreement. As of March 31, 2023, we had $35.0 million in aggregate principal amount of long-term debt outstanding under this debt agreement.

2022 Warrant Agreement

On June 30, 2022, in connection with entering into the 2022 Credit Agreement, we entered into a warrant purchase agreement with the Lenders under the 2022 Credit Agreement, pursuant to which we issued to the Lenders warrants to purchase up to an aggregate 3,779,018 shares (the “2022 Warrant Shares”) of our common stock, par value $0.001 per share, at an exercise price of $1.1114 per 2022 Warrant Share for a period of eight years following the issuance thereof, on and subject to the terms and conditions set forth in the warrants evidencing such rights (the “Warrants”).

2022 Registration Rights Agreement

On June 30, 2022, in connection with the issuance of the Warrants, we also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Lenders, pursuant to which we filed a shelf registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission to register the resale of certain securities held by the Lenders and their affiliates (the “Registrable Securities”). In addition, for a period of five years following the execution of the Registration Rights Agreement, or until all Registrable Securities are registered or no longer subject to restrictions on transfer (whichever is earlier), the Lenders will hold certain “piggy-back” registration rights with respect to registration statements filed during such period. We will generally pay all reasonable expenses incidental to its obligations and performance under the Registration Rights Agreement, other than underwriting discounts and commissions and such other charges.

Material Relationships

Dr. Bonita, a member of our Board of Directors, serves as General Partner at OrbiMed Advisors, of which certain affiliates are an initial lender under the 2019 Credit Agreement (the amounts owed thereunder being repaid in connection with the execution of the 2022 Credit Agreement), participants in the common stock exchange, a party to the IRA and principal stockholders of the Company.

Dr. ElBardissi, a member of our Board of Directors, is a member of the private transaction team of Deerfield Management, of which certain affiliates are an initial lender under the 2019 Credit Agreement (the amounts owed thereunder being repaid in connection with the execution of the 2022 Credit Agreement), participants in the common stock exchange, a party to the IRA, Lenders under the 2022 Credit Agreement and principal stockholders of the Company.

Director and Officer Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers. These indemnification agreements and our amended and restated certificate of incorporation and Bylaws indemnify each of our directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law.

Equity Grants to Executive Officers and Directors

We have granted options to our NEOs and certain of our non-employee directors as more fully described in the sections titled “Director Compensation” and “Executive Compensation”.

Policies and Procedures for Related Party Transactions

Our Board of Directors adopted a written related party transaction policy in connection with our initial public offering, setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant and a related party had or will have a direct or indirect material interest, as determined by the Audit Committee of our Board of Directors, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, and indebtedness, guarantees of indebtedness or employment by us of a related party.

Transactions described in this section entered into during our fiscal year ended December 31, 2022 were reviewed and approved pursuant to these policies and procedures. Certain other related party transactions described in this section occurred prior to adoption of this policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker or contact Broadridge Financial Solutions, Inc. in writing: Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or by telephone: (800) 542-1061. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

APPROVAL

The contents of this Proxy Statement and the sending thereof to the stockholders have been authorized by the Board.

By Order of the Board of Directors

By:	/s/ Tom Sohn
	Name:	Tom Sohn
	Title:	Senior Vice President, General Counsel & Secretary

April 27, 2023

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 23, 2023, is available without charge upon written request to Investor Relations, Acutus Medical, Inc., 2210 Faraday Ave., Suite 100 Carlsbad, CA 92008 or by accessing a copy on Acutus’ website at https://ir.acutusmedical.com/financial-information/sec-filings in the Investors section under “Overview”. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/AFIB Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-390-5374 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/AFIB Acutus Medical, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Thursday, June 15, 2023 8:00 AM, Pacific Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/AFIB for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Tom Sohn and David Roman (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Acutus Medical, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Acutus Medical, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect the two nominees for Class III director to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified; FOR WITHHOLD 1.01 Jason Garland FOR 1.02 David Bonita, M.D. FOR FOR AGAINST ABSTAIN 2. To ratify the selection of KPMG LLP as the independent registered public accounting firm for FOR Acutus for the fiscal year ending December 31, 2023; and 3. To conduct any other business properly brought before the Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/AFIB Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date